Other Income, Net	12 Months Ended
Dec. 31, 2018
Nonoperating Income (Expense) [Abstract]
Other Income, Net	OTHER INCOME, NET

	Year ended December 31,
	2018	2017	2016
Pension non-service cost(1)	$(3,794)	$(5,130)	$(5,702)
Impairment of investment (2)	(7,807)	—	—
Capital gain (3)	152	—	3,868
Other	—	48	99
	$(11,449)	$(5,082)	$(1,735)

(1)    During 2018, the Company adopted ASU 2017-07 see Note 2S.

(2)
During 2018 the Company recognized an impairment related to two investments. An amount of approximately $5,100 is related to impairment of an investment measured under the fair value option. See Note 6C(3), and amount of $2,700 is related to an investment accounted under cost method (see Note 1C(4)).

(3) During 2016, the Company recognized a gain from the sale of land and property.